UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2006

Longs Drug Stores Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-8978	68-0048627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 North Civic Drive, Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

Inapplicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

1. Payment of Fiscal 2006 Bonuses to Executive Officers

Under the 2003 Executive Incentive Plan (the “Plan”) of Longs Drug Stores Corporation (the “Company”), bonus amounts for the Company’s Fiscal Year 2006 may be paid to executive officers, including the named executive officers whose compensation will be disclosed in the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders, based upon the achievement of performance goals set by the Company’s Compensation Committee in April 2005. On February 27, 2006, at a regularly scheduled meeting, the Company’s Compensation Committee certified the achievement of certain performance goals for the Company’s Fiscal Year 2006 and approved the following bonus payments under the Plan to the Company’s named executive officers: Warren F. Bryant ($1,169,520); Bruce E. Schwallie ($300,253); Steven F. McCann ($300,253); William J. Rainey ($289,400); and Todd J. Vasos ($247,437).

2. Restricted Stock Grants to Certain Executive Officers

On February 27, 2006, shares of restricted stock were granted pursuant to the terms and conditions of the Performance Based Restricted Stock Grant program previously approved in February 2005 by the Company’s Compensation Committee to the following named executive officers in the following amounts: Warren F. Bryant (96,000 shares), Bruce E. Schwallie (39,000 shares), Steven F. McCann (39,000 shares), William J. Rainey (24,000 shares), and Todd J. Vasos (24,000 shares). These shares shall vest in increments as follows: 25% immediately on the grant date, an additional 25% on January 26, 2007, and the remaining 50% on January 26, 2008.

On February 27, 2006, additional shares of restricted stock were granted to the following named executive officer: Steven F. McCann (500 shares). 100% of these shares shall vest on February 27, 2007.

The form of the restricted stock award document was filed on June 2, 2005 with the Securities and Exchange Commission as an exhibit to the Company’s Form 10-Q. Form 4 Reports have also been filed for these restricted stock grants.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

1. Election of Lisa M. Harper as Director

At its February 28, 2006 meeting, the Board of Directors, upon the recommendation of the Governance and Nominating Committee, approved the appointment of Lisa M. Harper as a Class I Director of the Company. Ms. Harper is not a party to any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Lisa M. Harper currently serves as Chairman and Chief Creative Officer of The Gymboree Corporation. Ms. Harper joined The Gymboree Corporation in January 1999 as Vice President, Design and has served as Chief Executive Officer since February 2001 and Chairman of the Board since June 2002.

A copy of the press release announcing Ms. Harper’s election to the Board of Directors is attached hereto as Exhibit 99.1.

2. Director Nominees for the 2006 Annual Meeting of Stockholders

At its February 28, 2006 meeting, the Board of Directors, upon the recommendation of the Governance and Nominating Committee, approved a slate of candidates for the Company’s Board of Directors for election to the Board at the Company’s next annual meeting of stockholders, which is scheduled to be held on May 23, 2006. Warren F. Bryant, Mary S. Metz, Ph.D., Anthony G. Wagner and Lisa M. Harper will stand for re-election at such annual meeting.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

The following exhibits are filed herewith:

99.1	Press release dated February 28, 2006 announcing the election of Lisa M. Harper to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGS DRUG STORES CORPORATION

Dated: February 28, 2006	By:	/s/ William J. Rainey
William J. Rainey
	Its:	Senior Vice President,
General Counsel and Secretary

3